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      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, JOHN PLATT, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-KSB of Custom Branded Networks, Inc., Inc. for the year ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Custom Branded Networks, Inc.




                                      By:  /s/ JOHN  PLATT
                                          ------------------------------
                                           Name:    JOHN  PLATT
                                           Titles:  Chief  Executive  Officer
                                                    Chief  Financial  Officer

                                           Date:    October  15,  2002